SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 17, 2008


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 17, 2008, the board of directors of VSE Corporation ("VSE") amended VSE's by-laws ("By-Laws") to provide that VSE's chief executive officer, in addition to his current enumerated powers and authorities, shall have the power and authority to select and appoint, without the board of directors' prior approval, VSE employees as officers of a group, division or unit of VSE, with such powers and duties as determined, from time to time, by the chief executive officer. However, no such appointed officer, unless he or she has also been appointed a VSE officer by VSE's board of directors, will be a VSE officer or otherwise have any authority to enter into any contract or agreement in VSE's name and behalf or otherwise to obligate VSE to a third party.

Pursuant to the amendment, the following was added as the second paragraph to
Section 11, Article V of the By-Laws:

"In addition to the chief executive's above-referenced powers and authorities, the chief executive officer shall have the power and authority to select and appoint, without the board of directors' prior approval, employees of the corporation as officers of a group, division or unit of the corporation, with such powers and duties as determined, from time to time, by the chief executive officer, provided, however that no such appointed officer of a group, division or unit shall be an officer of the corporation or otherwise have any authority to enter into any contract or agreement in the corporation's name and behalf or otherwise to obligate the corporation to a third party unless the board of directors has appointed the employee as an officer of the corporation."

A copy of VSE's By-Laws (amended as of December 17, 2008) reflecting the foregoing amendment is filed as Exhibit 3.1 to this Form 8-K.


Item 9.01       Financial Statements and Exhibits

(c)  Exhibits

           Exhibit
           Number
           ------
            3.1  By-Laws of VSE Corporation (amended as of
                 December 17, 2008)


                                 SIGNATURES


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)


Date:  December 23, 2008		   /s/ C. S. Weber
                                           -----------------------------
                                           C. S. Weber
                                           Executive Vice President
                                           and Secretary